Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2022
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit
9	Remeasurement items affecting operating profit

Effect of remeasurement items for subsidiaries and joint operations

		2022	2021	2020
for the year ended 30 June	Note	Rm	Rm	Rm
Impairment of assets		77	34 200	112 736
property, plant and equipment	19	70	33 973	108 575
right of use assets	17	6	35	3 322
other intangible assets		1	80	839
equity accounted investment		—	112	—
Reversal of impairment of assets		(1 520)	(5 468)	—
property, plant and equipment	19	(1 505)	(5 440)	—
right of use assets	17	(15)	(2)	—
other intangible assets		—	(26)	—
(Profit)/loss on	10	(8 460)	(5 520)	(715)
disposal of property, plant and equipment		(67)	(96)	25
disposal of other intangible assets		2	(130)	—
disposal of other assets		—	52	148
disposal of businesses		(11 850)	(5 615)	(1 684)
scrapping of property, plant and equipment		3 366	269	796
sale and leaseback transactions		89	—	—
Write-off of unsuccessful exploration wells	19	—	6	(43)
Remeasurement items per income statement		(9 903)	23 218	111 978
Tax impact		702	(7 771)	(26 399)
impairment of assets		(2)	(9 513)	(26 179)
reversal of impairment of assets		421	1 228	—
profit/loss on disposals and sale and leaseback transactions		283	516	(226)
Tax impact of write-off of unsuccessful exploration wells		—	(2)	6
Non-controlling interest effect		(20)	1	(931)
Effect of remeasurement items for equity accounted investments		—	23	—
Total remeasurement items for the group, net of tax		(9 221)	15 471	84 648

Scrapping of property, plant and equipment

Scrapping of property, plant and equipment includes a R2,5 billion scrapping following an asset transfer between Sasol and LIP JV as part of the finalisation of the US Base Chemicals divestment at the Lake Charles Chemical Project (LCCP) and R398 million related to obsolete and surplus material at the LCCP in the Chemicals America segment.

Impairment/reversal of impairments

The group's non-financial assets, other than inventories and deferred tax assets, are assessed for impairment indicators, as well as reversal of impairment indicators at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable or previous impairment should be reversed. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs.

9	Remeasurement items affecting operating profit continued

The reversal of impairment in the current period includes a reversal of R1,4 billion relating to the Chemical Work-up & Heavy Alcohols CGU. The CGU recognised impairments of R1,7 billion during 2020 largely due to the reduced-price outlook as a result of the low oil price environment and the COVID-19 pandemic. A higher price outlook on the back of a sustained increase in demand for alcohols into the personal hygiene market during and post the COVID-19 pandemic, resulted in the reversal of impairment at 31 December 2021. The recoverable amount at 31 December 2021 of R39,5 billion was determined using a discount (WACC) rate of 13,90% (June 2021: 14,03%).

Impairment calculations

The recoverable amount of the assets reviewed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows used to determine the recoverable amount. Future cash flows are estimated based on financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

Main assumptions used for impairment calculations

		2022	2021	2020
Long-term average crude oil price (Brent)*	US$/bbl	93,24	70,09	59,69
Long-term average ethane price*	US$c/gal	43,15	37,18	32,79
Long-term average ammonia price*	Rand/ton	10 173,00	5 297,00	4 664,32
Long-term average Southern African gas purchase price (real)*	US$/Gj	8,94	8,41	7,10
Long-term average refining margin*	US$/bbl	12,23	9,67	9,43
Long-term average exchange rate*	Rand/US$	15,95	14,57	15,20
*

Assumptions are provided on a long-term average basis in nominal terms unless indicated otherwise. Oil and ammonia price and exchange rate assumptions are calculated based on a five year period, while the ethane price is based on a ten year period. The refining margin is calculated until 2034, linked to the Sasolburg refinery's useful life. The Southern African gas purchase price is calculated until 2050, linked to the South African integrated value chain's useful life.

			United
		South	States of
		Africa	America	Europe
		%	%	%
Growth rate — long-term Producer Price Index	2022	5,50	2,00			2,00
Weighted average cost of capital*	2022	14,41	8,13	8,13	–	9,57
Growth rate — long-term Producer Price Index	2021	5,50	2,00			2,00
Weighted average cost of capital*	2021	14,03	7,70	7,70	–	9,05
Growth rate — long-term Producer Price Index	2020	5,50	2,00			2,00
Weighted average cost of capital*	2020	14,22	7,66	7,66	–	9,79
*	Calculated using spot market factors on 30 June.
9	Remeasurement items affecting operating profit continued

Areas of judgement:

Determining as to whether, and by how much, cost incurred on a project is abnormal and needs to be scrapped involves judgement. The factors considered by management include the scale and complexity of the project, the technology being applied and guidance from experts in terms of what constitute abnormal wastage on the project.

Determination as to whether, and by how much, an asset, CGU, or group of CGUs is impaired, or whether previous impairment should be reversed, involves management estimates on highly uncertain matters such as the effects of inflation on operating expenses, discount rates, capital expenditure, carbon tax, production profiles and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas and refined products. Judgement is also required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes.

The future cash flows were determined using the assumptions included in the 2023 budget as approved by the Sasol Limited Board. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of cash-generating units. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

As a significant emitter of greenhouse gas emissions globally, South Africa made commitments under the 2015 Paris Climate Agreement to further reduce greenhouse gas emissions and to contribute to global efforts to limit global warming to well below 2°c above pre-industrial levels and to pursue efforts to achieve the 1,5°c temperature goal. The group is targeting a 30% reduction in greenhouse gas (GHG) emissions by 2030 which will pave the way to a net zero ambition by 2050. The group has a clear roadmap to 2030 with capital and resources allocated to achieve the significant reduction in emissions. Where reasonable, supportable and permissible under IFRS, management has included the costs, capital and associated benefits from these initiatives in its cash flow forecasts.

Carbon tax is seen to be an important component of South Africa’s mitigation policy strategy to lower GHG emissions. Phase 1 of the carbon tax comes to an end in December 2025 while a number of Phase 2 carbon tax proposals were announced by the Minister of Finance in the 2022 Budget Review. Management is required to reflect its best estimate of any expected applicable carbon taxes payable by the group. This requires judgement of how future changes to relevant carbon tax policies and/or legislation are likely to affect the future cash flows of the group's CGUs, whether currently enacted or not. Future potential carbon taxes are included in the recoverable amount calculations considering the latest proposals by the National Treasury.

On 29 July 2022 National Treasury published the draft 2022 Taxation Laws Amendment Bill which contain the tax proposals made in the 2022 National Budget. The proposed amendments seek to align South Africa's carbon tax rate with global carbon prices and by doing so aims to penalise emitters and incentivise taxpayers' transition towards a low carbon trajectory with a progressive increase in the carbon tax rate from 2023. Refer to note 38 for more information. The amendment contained in the Amendments Bill do not materially impact on the applied assumptions at 30 June 2022.

9	Remeasurement items affecting operating profit continued

Climate change and the transition to a lower carbon economy are also likely to impact the future prices of commodities such as oil and natural gas which in turn may affect the recoverable amount of the group’s property, plant and equipment and other non-current assets. Management has updated its best estimate of oil price assumptions used in determining the recoverable amounts of its CGUs in 2022. The revised estimates reflect higher oil prices up to 2029 as a result of near-term supply constraints whereas the long-term assumption is lower in real terms as demand is expected to decrease as the transition to a lower carbon economy progresses. The revised assumptions are based on the average June 2022 views obtained from two independent consultancies that reflect their views on market development. The energy transition may impact demand for certain refined products in the future.

Management will continue to review price assumptions as the energy transition progresses and this may result in impairment charges or reversals in the future.

Description of sensitivity to changes in assumptions:

Key sources of estimation uncertainty include discount rates, commodity prices, exchange rates, carbon tax (and related allowances) and chemical prices. Management has considered the sensitivity of the recoverable amount calculations to these key assumptions and these sensitivities have been taken into consideration in determining the required impairments and reversals of impairments in the current period. Reasonably possible changes to any of these assumptions can lead to different outcomes.

In 2020, the sudden collapse in oil prices and the economic consequences of the COVID-19 pandemic resulted in impairments and write down of assets of R112,7 billion across most of the group's CGUs. In 2021, further impairments were recognised, mainly at the Secunda liquid fuels refinery due to a stronger forecasted Rand/US$ exchange rate which impacted negatively on the forecasted Basic Fuel Price (BFP) and at the Chlor Alkali and PVC and Southern African Wax value chains as a result of lower expected sales volumes and an unfavourable exchange rate. In the second half of 2022, the continued economic recovery following the pandemic together with the impact of the Russian/Ukrainian conflict resulted in higher crude oil prices, refining margins and chemicals prices. Pricing and demand volatility is expected to continue in the short-term, making it difficult to predict. Management has revised its price assumptions reflecting the expected market demand and supply fundamentals as well as the expected applicable carbon taxes payable by the group considering the proposals published in the 2022 Budget Review. The increase in recoverable amounts of the impacted CGUs resulting from the favourable short-term macro-economic environment was significantly countered by the expected impact of carbon tax.

The recoverable amount of the Secunda liquid fuels refinery, within our Fuels segment is highly sensitive to changes in Brent crude prices and the Rand/US$ exchange rate. A decrease of more than US$3,70 in the assumed price of Brent crude oil will eliminate the current headroom of the CGU and result in an impairment. A strengthening of the Rand/US$ exchange rate by R1 will decrease the recoverable amount by approximately R18,1 billion also resulting in an impairment. These sensitivity analyses do not fully incorporate consequential changes that may arise, such as changes in costs and business plans or absorption of carbon taxes by the market.

The reversal of the impairment relating to the Chemical Work-up & Heavy Alcohols CGU, within our Chemical Africa segment, is not significantly impacted by changes to key assumptions. The Ammonia CGU, within our Chemicals Africa segment, is highly sensitive to changes in the international price of ammonia. The Russian/Ukrainian conflict has led to the suspension of ammonia exports from the Black Sea ports together with high gas feedstock prices which resulted in short-term product shortages and inflated prices in the ammonia market globally. Setting price assumptions for the medium- to long-term prices is highly dependent on factors such as the duration of the conflict and resulting supply disruptions and gas feedstock prices. Sasol has considered external views in formulating its internal price assumptions. The high degree of uncertainty associated with the ammonia pricing outlook and the historical ammonia price variability were considered by management in its decision to not reverse previous impairments relating to the Ammonia CGU.

9	Remeasurement items affecting operating profit continued

For the rest of the CGUs in the Fuels, Gas and Chemicals Africa segment where indicators of potential reversal of impairment were identified, reasonably possible decreases in the assumed price estimates completely counteract the effect of the short-term favourable economic conditions.

For the CGUs in the Chemicals America and Eurasia segments reasonable changes to key estimates are unlikely to result in an impairment or reversal of impairment.

Significant impairment of assets in prior periods

Segment and Cash-generating unit		2021
(CGU)	Description	Rm
Fuels segment
Secunda liquid fuels refinery	The impairment was largely due to a stronger forecasted rand/dollar exchange rate which impacted negatively on the forecasted Basic Fuel Price (BFP).	24 456
Chemicals America
Ethylene Oxide/Ethylene Glycol (EO/EG)

The Ziegler Alcohols Unit (Ziegler) delivers alcohol feed to the Ethoxylates (ETO) unit. In previous CGU assessments, the Ethylene Oxide and Ethylene Glycol (EO/EG) plant together with the ETO plant were considered to be a separate CGU from the Alcohol units (Ziegler and Guerbet). During 2021 the CGUs were reassessed to be one integrated CGU. The impairment assessment of the combined CGU showed significant headroom resulting in the full remaining FY19 impairment of the EO/EG CGU being reversed.

		(4 934)
Chemicals Africa
Chlor Alkali and PVC

The impairment of the Chlor Alkali and PVC CGUs is as a result of the stronger forecast of the rand against the US dollar exchange rate and lower sales volumes. In addition, this CGU was further negatively impacted by the pending sale of the Sodium Cyanide business.

		1 094
Southern Africa Wax value chain

The impairment on the Wax value chain was driven by higher future LNG gas imports and SPT gas costs, lower sales volumes and prices due to reduced gas availability in 2022 and 2023 and the strengthening of the rand against the US dollar.

		7 863
Gas Segment
Sasol Canada – Shale gas assets	Sasol signed an agreement to divest of all our interests in Canada to Canadian Natural Resources Limited. Previous impairments of CAD45 million were reversed at 30 June 2021 to measure the carrying value of the disposal group at its fair value less cost to sell.	(521)
Other		774
		28 732

9	Remeasurement items affecting operating profit continued

2020
Segment and Cash-generating unit (CGU)	Description	Rm
Fuels segment
Sasolburg liquid fuels refinery	The impairment is mainly due to lower refining margins over the long-term and an increase in the WACC rate.	8 594
Secunda liquid fuels refinery	The impairment is mainly due to lower crude oil prices, an increase in the WACC rate and a higher cost to procure gas in the longer term.	3 834
Chemicals America
LLDPE & LDPE

At 30 June 2020, assets and liabilities relating to a combination of assets within Sasol Chemicals USA have been classified as held for sale. An impairment was recognised to reduce the carrying value of the disposal group down to its fair value less cost to sell, including any portion that Sasol might retain in the disposal group.

72 558
Chemicals Africa
Ammonia value chain	The impairment is mainly due to lower international ammonia selling prices and a decrease in volumes based on reduced market demand and a reduction in gas allocated to the value chain.	2 736
Acrylates & Butanol value chain

The impairment is mainly due to significantly lower selling prices coupled with a long expected recovery period as operating rates are only expected to recover to pre-COVID-19 levels by 2027. The CGU was also impacted by an increase in the WACC rate and a higher cost to procure gas in the longer term.

6 766
Polyethylene value chain	The impairment is mainly due to depressed selling prices caused by polyethylene overcapacity, worsened by the impact of COVID-19, and higher feedstock costs.	5 814
Chlor Vinyls value chain	The impairment is mainly due to significant lower selling prices which were only partly offset by the weakening in the rand.	1 979
Chemical Work Up & Heavy Alcohols value chain	The impairment is mainly due to significantly lower selling prices and an increase in the WACC rate. Overall Solvents prices decreased by 12% compared to the prior year.	1 668
Southern Africa Wax value chain	The impairment is mainly due to lower wax selling prices, an increase in the WACC rate and the higher cost to procure gas in the longer term.	3 777
Chemicals Eurasia
Wax

The impairment is mainly due to lower wax selling prices, driven by the negative macro-economic conditions as well as increased market competition experienced from low cost paraffin wax producers. This was partly offset by increased volumes in the wax emulsion market.

2 838
Other		2 172
112 736

9	Remeasurement items affecting operating profit continued

Accounting policies:

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets.

The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset or cash generating unit is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

9	Remeasurement items affecting operating profit continued

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary, and any related non-controlling interest and other components of equity. Any resulting gain or loss is recognised in profit or loss. Any interest retained in the former subsidiary is measured at fair value when control is lost. Any gain or loss on disposal will comprise that attributed to the portion disposed of and the remeasurement of the portion retained.